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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): December 23, 2004


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-HYB9,
             Mortgage Pass-Through Certificates, Series 2004-HYB9).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

      Delaware                     333-109248                95-4449516
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

4500 Park Granada
Calabasas, California                                91302
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(Address of principal                                (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Section 9   -  Financial Statements and Exhibits
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Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

        (a)    Financial statements of business acquired.
               -----------------------------------------

               Not applicable.

        (b)    Pro forma financial information.
               -------------------------------

               Not applicable.

        (c)    Exhibits.
               --------

        5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

        23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibit
               5.1).



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.



                                               By: /s/ Darren Bigby
                                                   -----------------
                                               Darren Bigby
                                               Vice President



Dated:  December 23, 2004



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

                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP               5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                     5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                     5




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